UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2021

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 E. Foothill Blvd.
Pasadena,	California	91107	(626)	765-2000
(Address of Principal Executive Offices)			(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, $0.001 par value	GDOT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Green Dot Corporation (the “Company”) held on May 27, 2021, the Company’s stockholders approved the amendment and restatement of the Company’s 2010 Employee Stock Purchase Plan (the “2010 ESPP”) to, among other things, eliminate the termination date of the 2010 ESPP. A more complete description of the terms of the 2010 ESPP can be found in “Proposal No. 4- Approval of the Amendment and Restatement of the 2010 Employee Stock Purchase Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2021 (the “2021 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2021 Proxy Statement are qualified in their entirety by reference to the 2010 ESPP, a copy of which is included in the 2021 Proxy Statement as Annex A thereto.
Item 5.07. Submissions of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as follows:
1.To elect nine directors, each to serve for a one-year term expiring at the 2022 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Chris Brewster	45,604,078	273,988	19,685	3,815,635
Glinda Bridgforth Hodges	45,112,678	728,273	56,800	3,815,635
Rajeev V. Date	45,571,226	268,587	57,938	3,815,635
Saturnino Fanlo	42,617,277	3,228,073	52,401	3,815,635
Dan R. Henry	45,356,705	479,411	61,635	3,815,635
William I Jacobs	44,592,597	1,237,918	67,236	3,815,635
Jeffrey B. Osher	45,160,412	718,237	19,102	3,815,635
Ellen Richey	45,574,255	270,960	52,536	3,815,635
George T. Shaheen	43,848,556	1,992,012	57,183	3,815,635

2.To ratify the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
49,188,389	480,663	44,334	—

3.To vote on a non-binding advisory resolution to approve executive compensation:

For	Against	Abstain	Broker Non-Votes
27,581,965	16,823,718	1,492,068	3,815,635

4.To approve the amendment and restatement of the 2010 ESPP:

For	Against	Abstain	Broker Non-Votes
45,790,168	86,320	21,263	3,815,635
Each of the directors named under Proposal No. 1 was elected, based on the recommendation of the Registrant's Board of Directors in the 2021 Proxy Statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ Kristina Lockwood
Kristina Lockwood
General Counsel and Secretary

Date: May 28, 2021